Property Plant And Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

Note 9 Property, Plant and Equipment

TDS’ Property, plant and equipment in service and under construction, and related accumulated depreciation and amortization, as of December 31, 2016 and 2015 were as follows:

	Useful Lives
December 31,	(Years)	2016	2015
(Dollars in millions)
Land	N/A	$54	$55
Buildings	5-40	511	506
Leasehold and land improvements	1-30	1,188	1,137
Cable and wire	15-35	1,740	1,689
Network and switching equipment	3-13	2,348	2,279
Cell site equipment	7-25	3,383	3,383
Office furniture and equipment	3-10	508	587
Other operating assets and equipment	3-12	187	205
System development	1-7	1,523	1,459
Work in process	N/A	237	220
Total property, plant and equipment, gross		11,679	11,520
Accumulated depreciation and amortization		(8,124)	(7,756)
Total property, plant and equipment, net		$3,555	$3,764

Depreciation and amortization expense totaled $820 million, $811 million and $798 million in 2016, 2015 and 2014, respectively.  In 2016, 2015 and 2014, (Gain) loss on asset disposals, net included charges of $27 million, $22 million and $27 million, respectively, related to disposals of assets, trade-ins of older assets for replacement assets and other retirements of assets from service in the normal course of business.

During 2016, TDS recorded an out-of-period adjustment attributable to 2014 and 2015 related to the over-depreciation of certain assets in the Wireline segment.  TDS has determined that this adjustment was not material to the prior quarterly or annual periods and also was not material to 2016 results.  As a result of this out-of-period adjustment, Depreciation, amortization and accretion expense decreased by $4 million in 2016.  This adjustment was made in the second quarter of 2016.